UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported):  September 14, 2005




                             CoolSavings, Inc.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




   Delaware                    000-30199                 36-4462895
---------------               -------------           -----------------
(State or other               (Commission             (IRS Employer
jurisdiction of               File Number)            Identification No.)
incorporation or
organization)




          360 North Michigan Ave., 19th Floor, Chicago, IL 60601
          ------------------------------------------------------
           (Address of principal executive offices and zip code)




    Registrant's telephone number, including area code:  (312) 224-5000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

      On September 13, 2005, CoolSavings, Inc. issued a joint press release with Landmark Communications, Inc. reporting Landmark's intention to take CoolSavings private, with CoolSavings stockholders to receive $.80 per share. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            EXHIBIT
            NO.         DESCRIPTION
            -------     -----------

            99.1        Press Release issued September 13, 2005.

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COOLSAVINGS, INC.


                                    By:   /s/ David B. Arney
                                          ------------------------
                                          David B. Arney
                                          Chief Financial Officer





Dated:  September 14, 2005

                               EXHIBIT INDEX





Exhibit                                                     Page
No.         Item                                            Number
-------     ----                                            ------

99.1       Registrant's Press Release dated
           September 13, 2005                               5 - 7